RYDEX VARIABLE TRUST

                           MULTI-CAP CORE EQUITY FUND

                       SUPPLEMENT DATED FEBRUARY 12, 2010
                                     TO THE
               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2009

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (THE "SAI") LISTED ABOVE AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

LIQUIDATION OF THE RYDEX VARIABLE TRUST MULTI-CAP CORE EQUITY FUND

         On February 12, 2010, at the recommendation of PADCO Advisors II, Inc. (the "Advisor" or "Rydex Investments"), the investment adviser of the Rydex Variable Trust Multi-Cap Core Equity Fund (the "Fund"), the Board of Trustees (the "Board") approved the liquidation of the Fund pursuant to the terms of a Plan of Liquidation and Dissolution (the "Plan"). The Plan also is subject to the approval of the Fund's shareholders. The Board has called a Special Meeting of Fund Shareholders to be held on or about April 7, 2010 for the purpose of gaining shareholder approval of the Plan.

         The Fund is available only as an investment option for variable annuity contracts and life insurance policies issued by insurance companies. If the Plan is approved by Fund Shareholders, the Advisor anticipates liquidating the Fund on or about April 23, 2010 (the "Liquidation Date"). In preparation for the liquidation, the Fund may deviate from its investment objective and principal investment strategies. Prior to the Liquidation Date, variable contract holders and qualified plan participants will be provided an opportunity to transfer their assets to the other investment portfolios available under their variable contracts or qualified plans, respectively. During this period, certain variable contract holders and qualified plan participants may continue to make investments in the Fund. For more information about such investment options, Fund Shareholders should consult their variable contract prospectus or qualified plan documents. Shareholders remaining in the Fund just prior to or on the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund's portfolio holdings.

         Upon the Liquidation Date, the Fund will make a final distribution to its Shareholders of record in one or more cash payments which will immediately be reinvested in an available money market portfolio. Following the liquidation of the Fund, Fund Shareholders as of the Liquidation Date will be provided notice of the reinvestment and information about how to request transfers of their reinvested contract or account values. Variable contract holders and plan participants should review the prospectuses of the applicable money market portfolio carefully before making any investment decisions with respect to these funds.

         The liquidation of the Fund will not result in tax implications for the Fund or the variable contract holders; however, withdrawals of contract value from a variable contract may have adverse tax consequences, and variable contract holders should consult their personal tax advisor concerning their particular tax situation.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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